Exhibit 10.1

Execution2a

FIFTH AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT

     THIS FIFTH AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Amendment”) dated as of July 12, 2005, is by and among COMMERCIAL VEHICLE GROUP, INC., a Delaware corporation (the “Company”), the SUBSIDIARY BORROWERS parties hereto, the FOREIGN CURRENCY BORROWERS parties hereto, the BANKS parties hereto, U.S. BANK NATIONAL ASSOCIATION, a national banking association, one of the Banks, as administrative agent for the Banks (in such capacity, the “Agent”) and COMERICA BANK, a Michigan banking corporation, one of the Banks, as syndication agent for the Banks (in such capacity, the “Syndication Agent”).

     WHEREAS, the Company, the Subsidiary Borrowers, the Foreign Currency Borrowers, certain Banks, the Agent and the Syndication Agent are parties to a Revolving Credit and Term Loan Agreement dated as of August 10, 2004 as amended by a First Amendment to Revolving Credit and Term Loan Agreement dated as of September 16, 2004, by a Second Amendment to Revolving Credit and Term Loan Agreement and Amendment to Security Agreement dated as of February 7, 2005, by a Third Amendment to Revolving Credit and Term Loan Agreement and Amendment to Security Agreement dated as of June 3, 2005 and by a Fourth Amendment to Revolving Credit and Term Loan Agreement dated as of June 29, 2005 (as amended, the “Loan Agreement”);

     WHEREAS, the Company has requested that the Banks agree to an amendment to the definition of “Secondary Offering” as set forth in the Third Amendment to the Revolving Credit and Term Loan Agreement and the Banks are willing to do so on the terms and subject to the conditions set forth in this Amendment; and

     NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.      Certain Defined Terms. Each capitalized term used herein without being defined herein that is defined in the Loan Agreement shall have the meaning given to it therein.

     2.      Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

         (a)      The definition of “Secondary Offering” is amended in its entirety to read as follows::

                         “Secondary Offering”: A public offering of approximately 2,700,000 of the common shares of the Company (which includes any over-allotment) anticipated to occur in the third calendar quarter of 2005.

     3.      Conditions to Effectiveness of this Amendment. This Amendment shall be effective as of June 29, 2005 (the “Effective Date”), provided the Agent shall have received sufficient counterparts of this Amendment as required by the Agent, duly executed by the Borrowers and all of the Banks, and the following conditions are satisfied or waived:

         (a)      Before and after giving effect to this Amendment, the representations and warranties of the Borrowers in Article IV of the Loan Agreement and Section 7 of the Security Agreement shall be true and correct in all material respects as though made on the date hereof, except to the extent such representations and warranties by their terms are made as of a specific date and except for changes that are permitted by the terms of the Loan Agreement.

         (b)      After giving effect to this Amendment, no Event of Default and no Default shall have occurred and be continuing.

         (c)      No Material Adverse Effect shall have occurred since June 29, 2005.

         (d)      No revisions shall have been made to the articles of incorporation or bylaws of any of the Borrowers since June 29, 2005.

         (e)      The Agent shall have received the following or shall receive the following substantially simultaneously with the execution and delivery of this Amendment, each duly executed or certified, as the case may be, and dated as of the date of delivery thereof:

           (i) an officer’s certificate from each Subsidiary Foreign Currency Borrower certifying resolutions of the board of directors, managers or member of each such Borrower authorizing this Amendment, the execution, delivery and performance of this Amendment and all documents contemplated hereunder and certifying the designation of Authorized Officers to execute the Loan Agreement, Loan Documents and amendments thereto;

           (ii) such other documents, instruments and approvals as the Agent may reasonably request.

     4.      Acknowledgments. The Borrowers and the Banks acknowledge that, as amended hereby, the Loan Agreement remains in full force and effect with respect to the Borrowers and the Banks, and that each reference to the Loan Agreement in the Loan Documents shall refer to the Loan Agreement, as amended hereby. The Borrowers confirm and acknowledge that they will continue to comply with the covenants set out in the Loan Agreement and the other Loan Documents, as amended hereby, and that their representations and warranties set out in the Loan Agreement and the other Loan Documents, as amended hereby, are true and correct in all material respects as of the date of this Amendment, except to the extent such representations and warranties by their terms are made as of a specific date and except for changes that are permitted by the terms of the Loan Agreement. The Borrowers represent and warrant that (i) the execution, delivery and performance of this Amendment and is within their corporate powers and have been duly authorized by all necessary corporate action; (ii) this Amendment has been duly executed and delivered by the Borrowers and constitute the legal,

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valid and binding obligations of the Borrowers, enforceable against the Borrowers in accordance with their terms (subject to limitations as to enforceability which might result from bankruptcy, insolvency, or other similar laws affecting creditors’ rights generally and general principles of equity); and (iii) no Events of Default or Default exist and are continuing.

     5.      General.

         (a)      The Company agrees to reimburse the Agent and the Syndication Agent within 10 days of demand for all reasonable out-of-pocket expenses paid or incurred by the Agent and the Syndication Agent including filing and recording costs and fees and expenses of outside counsel to the Agent and outside counsel to the Syndication Agent (determined on the basis of such counsels’ generally applicable rates, which may be higher than the rates such counsel charges the Agent or the Syndication Agent in certain matters) in the preparation, negotiation and execution of this Amendment and any documents related thereto (collectively, the “Amendment Documents”), and to pay and save the Banks harmless from all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment and the Amendment Documents, which obligations of the Company shall survive any termination of the Loan Agreement.

         (b)      This Amendment may be executed in as many counterparts (including via facsimile or electronic transmission) as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

         (c)      Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

         (d)      The validity, construction and enforceability of this Amendment and the New Notes shall be governed by the internal laws of the State of New York, without giving effect to conflict of laws principles thereof, but giving effect to federal laws of the United States applicable to national banks.

         (e)      This Amendment and the Amendment Documents shall be binding upon the Borrowers, the Banks, the Agent, the Syndication Agent and their respective permitted successors and assigns, and shall inure to the benefit of the Borrowers, the Banks, the Agent, the Syndication Agent and the successors and permitted assigns of the Banks, the Agent and the Syndication Agent.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

COMMERCIAL VEHICLE GROUP, INC.
By	/s/ Chad M. Utrup

Title	Chief Financial Officer

Address:
6530 Campus Way
New Albany, Ohio 43054
Fax: (614) 289-5371
Attention: Jeff Vogel

SPRAGUE DEVICES, INC. (formerly COMMERCIAL VEHICLE SYSTEMS, INC.)
By	/s/ Chad M. Utrup

Title	Chief Financial Officer

NATIONAL SEATING COMPANY
By	/s/ Chad M. Utrup

Title	Chief Financial Officer

TRIM SYSTEMS OPERATING CORP.
By	/s/ Chad M. Utrup

Title	Chief Financial Officer

CVS HOLDINGS, INC.
By	/s/ Chad M. Utrup

Title	Chief Financial Officer

[Signature Page to Fifth Amendment]

TRIM SYSTEMS, INC.
By	/s/ Chad M. Utrup

Title	Chief Financial Officer

MAYFLOWER VEHICLE SYSTEMS, LLC
By	/s/ Chad M. Utrup

Title	Treasurer

CVG MANAGEMENT CORPORATION
By	/s/ Chad M. Utrup

Title	Chief Financial Officer

MONONA CORPORATION
By	/s/ Chad M. Utrup

Title	Vice President

MONONA WIRE CORPORATION
By	/s/ Chad M. Utrup

Title	Vice President

MONONA (MEXICO) HOLDINGS, LLC
By	/s/ Chad M. Utrup

Title	Vice President

FOREIGN CURRENCY BORROWERS: COMMERCIAL VEHICLE SYSTEMS LIMITED
By	/s/ Chad M. Utrup

Title	Director

KAB SEATING LIMITED
By	/s/ Chad M. Utrup

Title	Director

BOSTROM LIMITED
By	/s/ Chad M. Utrup

Title	Director

BOSTROM INTERNATIONAL LIMITED
By	/s/ Chad M. Utrup

Title	Director

CVS HOLDINGS LIMITED
By	/s/ Chad M. Utrup

Title	Director

U.S. BANK NATIONAL ASSOCIATION
By	/s/ Robert A. Rosati

Title	Senior Vice President

In its individual corporate capacity and as Agent Address: 800 Nicollet Mall Minneapolis, MN 55402 Fax: 612-303-2258 Attention: Robert A. Rosati

COMERICA BANK
By

Title

Address: Comerica Tower 500 Woodward Avenue Detroit, Michigan 48226 Fax: 313-222-3389 Attention: Matthew T. Breight

ASSOCIATED BANK, N.A.
By	/s/ Daniel Holzhauer

Title	Assistant Vice President

Address: 401 E. Kilbourn Avenue Suite 400 Milwaukee, WI 53202 Fax: 414-283-2300 Attention: Daniel Holzhauer E-mail: Daniel.holzhauer@associatedbank.com

CITIZENS BANK OF PENNSYLVANIA
By	/s/ John J. Ligday, Jr.

Title	Vice President

Address: 525 William Penn Place Room 2910 Pittsburgh, PA 15219-1729 Fax: 412-552-6307 Attention: John J. Ligday Jr. E-mail: john.ligday@citzensbank.com

NATIONAL CITY BANK OF THE MIDWEST
By	/s/ Oliver Glenn

Title	Vice President

Address: 1001 S. Worth; Locator R-J40-4D Birmingham, Michigan 48009 Fax: 248-901-2097 Attention: Oliver Glenn E-mail: oliver.glenn@nationalcity.com

SUNTRUST BANK
By	/s/ Andrew S. Lee

Title	Vice President

Address: 303 Peachtree Street 10th Floor, MC 1928 Atlanta, GA 30308 Fax: 404-658-4905 Attention: Andrew Lee, Vice President E-mail: andrew.lee@suntrust.com

PNC BANK, NATIONAL ASSOCIATION
By

Title

Address: 201 East Fifth Street Cincinnati, OH 45202 Fax: 513-651-8951 Attention: Jeff Stein E-Mail: jeffrey.stein@pncbank.com

KEYBANK NATIONAL ASSOCIATION
By	/s/ Roger D. Campbell

Title	Senior Vice President

Address: 88 East Broad Street, 2nd Floor Columbus, Ohio 43215 Fax: 614-460-3469 Attention: Roger D. Campbell e-mail: Roger_campbell@keybank.com

LASALLE BANK NATIONAL ASSOCIATION
By	/s/ [Illegible]

Title	Senior Vice President

Address: LaSalle Bank N.A. One Columbus 10 W. Broad St., Suite 2250 Columbus, OH 43215-3418 Attention: Steven P. Shepard, Senior V.P. Fax: 614-225-1631

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Island Branch
By	/s/ [Illegible]

Title	Director

By	/s/ Doreen Barr

Title	Associate

Address: Eleven Madison Avenue New York, New York 10010 Fax: 212-538-6851 Attention: Edward Markowski e-mail: Edward.markowski@csfb.com

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